Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: November 1 – November 30, 2010
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case.

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Certifications
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor’s bank reconciliations)			see certifications	X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements			see certifications	X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes			see certifications	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X		X
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Brad Cole Signature of Authorized Individual*	December 20, 2010 Date

Brad Cole Printed Name of Authorized Individual	SVP, General Counsel Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: November 1 – November 30, 2010
CERTIFICATIONS
A. Bank Reconciliation Certification
The undersigned verifies that, to my knowledge, all of the Debtors’ November 30, 2010 bank balances have been reconciled in an accurate and timely manner.

Bank Name	Account	Book Balance
Capital One Bank	****8899	$2,969,110.21
Capital One Bank	****8910	$10,000.00
Capital One Bank	****9471	$13,518,751.50
B. Post-petition Taxes Certification
The undersigned verifies that, to my knowledge, all post-petition tax obligations, including but not limited to payroll, real property, income, franchise and other taxes have been paid to the proper taxing authority when due.

/s/ David Carlson Signature of Authorized Individual	December 20, 2010 Date

David Carlson Printed Name of Authorized Individual	VP, Finance and Treasurer Title of Authorized Individual

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: November 1 – November 30, 2010
MOR 1

	Current Month		Cumulative Filing to Date
	Actual	Forecast	Actual	Forecast

Beginning Date	1-Nov-10	1-Nov-10	3-May-10	3-May-10
Ending Date	30-Nov-10	30-Nov-10	30-Nov-10	30-Nov-10

Cash — Beginning Balance	$17,238,045	$17,393,522	$5,257,718	$5,269,539

Receipts
Lockbox	—	—	645,880	299,859
Misc Deposits	154,965	—	17,675,086	18,688,404

Total Receipts	$154,965	$—	$18,320,966	$18,988,263

Operating Disbursements
Gleacher	—	—	(712,514)	—
Dr Directory	—	—	(77,948)	(127,774)
Legal & Deal fees	(107,772)	(110,847)	(1,087,202)	(881,358)
KCC LLC	(6,836)	(15,000)	(65,501)	(130,513)
Creditors Committee Counsel & FA	(8,826)	(150,000)	(273,538)	(545,066)
Equity Committee Counsel	(54,417)	(54,417)	(94,294)	(244,294)
Other Professional Fees	—	(168,283)	—	(347,480)
Payroll	(34,610)	(41,000)	(1,177,341)	(1,450,830)
Benefits	(46,922)	(50,000)	(263,052)	(206,567)
Severance	—	—	—	—
Invoices in A/P Aging	—	(6,349)	(1,218,559)	(1,159,397)
Misc (TX rent, Insurance, ICS)	(592,263)	(26,040)	(1,025,834)	(350,476)
Other	(43,503)	(32,000)	(1,089,789)	(1,240,458)
voided checks	—	—	4,749	—

Total Operating Disbursements	$(895,148)	$(653,936)	$(7,080,822)	$(6,684,212)

Net Operating Cash Flow	$(740,183)	$(653,936)	$11,240,143	$12,304,051

Non-Operating Disbursements
Capex
Professional Fees
Total Non-Operating Disbursements	$—	$—	$—	$—

Net Operating Cash Flow Before Financing	$(740,183)	$(653,936)	$11,240,143	$12,304,051

Financing Activities
Interest Payments
Financing Activities	$—	$—	$—	$—

Cash Flow	$(740,183)	$(653,936)	$11,240,143	$12,304,051

Ending Cash Balance (per books)	$16,497,862	$16,739,586	$16,497,862	$17,573,590

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$(895,148)
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$0
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$0
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$(895,148)

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: November 1 – November 30, 2010
Disbursements Journal
Checks cut during period

GL Posting		Checkbook
Date	Source Document	Amount	CM Trx Number	Voided	Paid ToRcvd From
11/24/2010	PMCHK	$1,527.69	5310	No	A1 DOCUMENT SOLUTIONS, LLC
11/17/2010	PMCHK	$2,995.85	5298	No	ADP
11/17/2010	PMCHK	$79.60	5289	No	ADP Commercial Leasing
11/4/2010	PMCHK	$80,651.95	5286	No	Alston & Bird LLP
11/17/2010	PMCHK	$1,560.35	5297	No	Amber Tomlinson
11/17/2010	PMCHK	$1,050.00	5288	No	American Stock Transfer & Trust Co
11/17/2010	PMCHK	$144.15	5290	No	AT&T Mobility
11/4/2010	PMCHK	$1,043.44	5276	No	ATT
11/4/2010	PMCHK	$651.93	5277	No	Avaya, inc.
11/17/2010	PMCHK	$8,825.95	5291	No	Bayard, P.A.
11/17/2010	PMCHK	$243.60	5303	No	Brad Cole
11/22/2010	PMCHK	$1,892.12	5309	No	Brad Cole
11/4/2010	PMCHK	$1,326.01	5278	No	David Carlson
11/17/2010	PMCHK	$869.37	5292	No	David Carlson
11/4/2010	PMCHK	$8,539.99	5279	No	Delaware Secretary of State
11/17/2010	PMCHK	$3,755.69	5308	No	Delaware Secretary of State
11/4/2010	PMCHK	$675.00	5283	No	Dr. Donald J. Treacy
11/4/2010	PMCHK	$60.00	5280	No	Excel Micro
11/17/2010	PMCHK	$28.00	5293	No	Excel Micro
11/4/2010	PMCHK	$2,372.50	5281	No	Herman Technology Consultants-LLC
11/17/2010	PMCHK	$9,205.84	5294	No	Herman Technology Consultants-LLC
11/24/2010	PMCHK	$2,600.00	5313	No	Herman Technology Consultants-LLC
11/17/2010	PMCHK	$38.00	5295	No	Iron Mountain
11/17/2010	PMCHK	$6,835.84	5299	No	Kurtzman Carson Consultants
11/17/2010	PMCHK	$6,117.11	5307	No	Maguire Partners-Solana Limited Partnership
11/4/2010	PMCHK	$28,200.40	5285	No	MORRIS JAMES LLP
11/17/2010	PMCHK	$26,216.33	5302	No	MORRIS JAMES LLP
11/4/2010	PMCHK	$200.00	5282	No	PayFlex Systems USA, Inc.
11/17/2010	PMCHK	$979.00	5304	No	Pure Compliance
11/17/2010	PMCHK	$50.00	5296	No	Shred-it USA, DBA Shred-it Dallas
11/17/2010	PMCHK	$46,456.82	5300	No	United Healthcare Insurance Co.
11/17/2010	PMCHK	$464.94	5301	No	UNUM
11/24/2010	PMCHK	$334.30	5311	No	Verizon Wireless
11/4/2010	PMCHK	$20.00	5284	No	WorldWide express
11/17/2010	PMCHK	$125.69	5305	No	WorldWide express
11/24/2010	PMCHK	$427.67	5312	No	WorldWide express
11/4/2010	PMCHK	$10,376.95	5287	No	Young Conaway Stargatt & Taylor LLP
11/17/2010	PMCHK	$16,743.11	5306	No	Young Conaway Stargatt & Taylor LLP

		$273,685.19	Checks Cut

Debits to bank other than checks

Transaction				Customer
Date	Description	Amount	Bank Ref#	Ref. #	Payee / Description
11/5/2010	Payroll Fees	$326.11	WDL000001225	CMTRX	ADP
11/10/2010	Payroll	$14,435.78	WDL000001227	CMTRX	ADP
11/12/2010	Payroll Taxes	$5,738.80	WDL000001228	CMTRX	ADP
11/19/2010	Payroll Fees	$310.96	WDL000001234	CMTRX	ADP
11/26/2010	Payroll	$14,435.77	OEX000001235	CMTRX	ADP
11/26/2010	Payroll Fees	$70.05	OEX000001236	CMTRX	ADP
11/24/2010	D&O Insurance	$586,145.00	035279	CMTRX	William Gallagher Associates

		$621,462.47	Debits to Bank other than Checks

Voided Checks from Prior Periods		$0.00

		$895,147.66	Total disbursements

GL Posting		Checkbook
Date	Source Document	Amount	CM Trx Number	Voided	Paid ToRcvd From

Checks cleared by bank:
11/1/2010	DEBIT MEMO - CapOne	$1,987.65			CONTROL DISBURSEMENT/CLEARED CHECKS
11/2/2010	DEBIT MEMO - CapOne	$120,651.40			CONTROL DISBURSEMENT/CLEARED CHECKS
11/3/2010	DEBIT MEMO - CapOne	$94,536.55			CONTROL DISBURSEMENT/CLEARED CHECKS
11/4/2010	DEBIT MEMO - CapOne	$19,349.45			CONTROL DISBURSEMENT/CLEARED CHECKS
11/5/2010	DEBIT MEMO - CapOne	$52,137.95			CONTROL DISBURSEMENT/CLEARED CHECKS
11/9/2010	DEBIT MEMO - CapOne	$114,241.10			CONTROL DISBURSEMENT/CLEARED CHECKS
11/10/2010	DEBIT MEMO - CapOne	$29,918.84			CONTROL DISBURSEMENT/CLEARED CHECKS
11/12/2010	DEBIT MEMO - CapOne	$1,326.01			CONTROL DISBURSEMENT/CLEARED CHECKS
11/15/2010	DEBIT MEMO - CapOne	$20.00			CONTROL DISBURSEMENT/CLEARED CHECKS
11/16/2010	DEBIT MEMO - CapOne	$10,376.95			CONTROL DISBURSEMENT/CLEARED CHECKS
11/19/2010	DEBIT MEMO - CapOne	$2,372.50			CONTROL DISBURSEMENT/CLEARED CHECKS
11/22/2010	DEBIT MEMO - CapOne	$979.00			CONTROL DISBURSEMENT/CLEARED CHECKS
11/23/2010	DEBIT MEMO - CapOne	$28.00			CONTROL DISBURSEMENT/CLEARED CHECKS
11/24/2010	DEBIT MEMO - CapOne	$103,329.13			CONTROL DISBURSEMENT/CLEARED CHECKS
11/26/2010	DEBIT MEMO - CapOne	$19,084.12			CONTROL DISBURSEMENT/CLEARED CHECKS
11/30/2010	DEBIT MEMO - CapOne	$8,217.68			CONTROL DISBURSEMENT/CLEARED CHECKS

		$578,556.33

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: November 1 – November 30, 2010
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month

		Invoice	Invoice
		Amount -	Amount -	Fees	Expenses	Objection	Check		Amount Paid		Year-To-Date
Payee	Period Covered	Fees	Expenses	Approved	Approved	Deadline	Number	Date	Fees	Expenses	Fees	Expenses
Alston & Bird LLP	4/30 - 5/31/10	$255,194.00	$0.00	$255,194.00	$0.00	7/7/2010	5082	7/21/2010	$204,155.20	$0.00	$204,155.20	$0.00
Alston & Bird LLP	4/30 - 5/31/10	$0.00	$5,825.95	$0.00	$5,825.95	7/7/2010	5085	7/22/2010	$0.00	$5,825.95	$0.00	$5,825.95
Alston & Bird LLP	6/1 - 6/30/10	$129,621.50	$7,762.21	$129,621.50	$7,762.21	8/5/2010	5107	8/12/2010	$103,697.20	$7,762.21	$103,697.20	$7,762.21
Alston & Bird LLP	7/1 - 7/31/10	$100,767.00	$1,689.29	$100,767.00	$1,689.29	9/3/2010	5170	9/8/2010	$80,613.60	$1,689.29	$80,613.60	$1,689.29
Alston & Bird LLP	8/1 - 8/31/10	$99,230.00	$2,430.75	$99,230.00	$2,430.75	10/4/2010	5243	10/7/2010	$79,384.00	$2,430.75	$79,384.00	$2,430.75
Alston & Bird LLP	4/30 - 7/31/10*					11/1/2010	5263	10/27/2010	$97,116.50	$0.00	$97,116.50	$0.00
Alston & Bird LLP	9/1 - 9/31/10	$104,208.00	$285.55	$104,208.00	$285.55	11/2/2010	5286	11/4/2010	$80,366.40	$285.55	$80,366.40	$285.55
Alston & Bird LLP	10/1 - 10/31/10	$126,101.00	$2,337.07	$126,101.00	$2,337.07	12/6/2010	5333	12/9/2010	$100,880.80	$2,337.07	$100,880.80	$2,337.07

Alston & Bird LLP subtotal											$746,213.70	$20,330.82

Bayard, P.A.	5/11 - 5/31/10	$35,663.00	$212.04	$35,663.00	$212.04	7/19/2010	5086	7/22/2010	$28,530.40	$212.04	$28,530.40	$212.04
Bayard, P.A.	6/1 - 6/30/10	$29,506.00	$393.24	$28,306.00	$393.24	8/10/2010	5142	8/17/2010	$22,644.80	$393.24	$22,644.80	$393.24
Bayard, P.A.	7/1 - 7/31/10	$24,458.00	$623.21	$24,458.00	$623.21	9/7/2010	5212	9/14/2010	$19,566.40	$623.21	$19,566.40	$623.21
Bayard, P.A.	8/1 - 8/31/10	$14,119.00	$366.86	$14,119.00	$366.86	10/7/2010	5257	10/20/2010	$11,295.20	$366.86	$11,295.20	$366.86
Bayard, P.A.	4/30 - 7/31/10*					10/19/2010	5275	10/27/2010	$17,685.40	$0.00	$17,685.40	$0.00
Bayard, P.A.	9/1 - 9/31/10	$10,673.50	$287.15	$10,673.50	$287.15	11/2/2010	5291	11/17/2010	$8,538.80	$287.15	$8,538.80	$287.15
Bayard, P.A.	10/1 - 10/31/10	$6,568.50	$191.38			12/14/2010					$0.00	$0.00

Bayard, P.A. subtotal											$108,261.00	$1,882.50

Carella, Byrne, Bain	annuity services	$450.00	$6,993.00	$450.00	$6,993.00	N/A	5044	7/2/2010	$450.00	$6,993.00	$450.00	$6,993.00
Carella, Byrne, Bain	patent maintenance	$50.00	$516.00	$50.00	$516.00	N/A	2588	6/21/2010	$50.00	$516.00	$50.00	$516.00

Carella, Byrne, Bain subtotal											$500.00	$7,509.00

Dickstein Shapiro LLP	5/11 - 5/31/10	$134,068.50	$4,147.20	$134,068.50	$4,147.20	7/19/2010	5087	7/22/2010	$107,254.80	$4,147.20	$107,254.80	$4,147.20
Dickstein Shapiro LLP	6/1 - 6/30/10	$63,546.50	$3,309.16	$63,546.50	$3,309.16	8/10/2010	5131	8/17/2010	$50,837.50	$3,309.16	$50,837.50	$3,309.16
Dickstein Shapiro LLP	7/1 - 7/31/10	$63,076.25	$2,223.29	$63,076.25	$2,223.29	9/3/2010	5191	9/8/2010	$50,461.00	$2,223.29	$50,461.00	$2,223.29
Dickstein Shapiro LLP	8/1 - 8/31/10	$28,955.00	$973.23	$28,955.00	$973.23	10/5/2010	5248	10/13/2010	$23,164.00	$973.23	$23,164.00	$973.23
Dickstein Shapiro LLP	4/30 - 7/31/10*					10/19/2010	5264	10/27/2010	$52,137.95	$0.00	$52,137.95	$0.00
Dickstein Shapiro LLP	9/1 - 9/31/10	$43,782.00	$3,606.17	$43,782.00	$3,606.17	11/19/2010	5317	12/2/2010	$35,025.60	$3,606.17	$35,025.60	$3,606.17
Dickstein Shapiro LLP	10/1 - 10/31/10	$23,127.00	$23.79	$23,127.00	$23.79	11/30/2010	5338	12/16/2010	$18,501.60	$23.79	$18,501.60	$23.79

Dickstein Shapiro LLP subtotal											$337,382.45	$14,282.84

Gleacher & Company	4/30 - 7/31/10	$660,000.00	$52,514.48	$660,000.00	$52,514.48	9/7/2010	Wire	9/17/2010	$528,000.00	$52,514.48	$528,000.00	$52,514.48
Gleacher & Company	4/30 - 7/31/10*					9/30/2010	5240	10/20/2010	$132,000.00	$0.00	$132,000.00	$0.00

Gleacher & Company subtotal											$660,000.00	$52,514.48

Invotex, Inc.	5/26 - 6/30/10	$71,248.50	$374.04	$71,248.50	$374.04	8/12/2010	5149	8/27/2010	$56,998.80	$374.04	$56,998.80	$374.04
Invotex, Inc.	7/1 - 7/30/10	$14,514.25	$79.24	$14,514.25	$79.24	9/7/2010	5208	9/14/2010	$11,611.40	$79.24	$11,611.40	$79.24
Invotex, Inc.	4/30 - 7/31/10*					10/19/2010	5267	10/27/2010	$17,152.55	$0.00	$17,152.55	$0.00

Invotex, Inc. subtotal											$85,762.75	$453.28

Kurtzman Carson Consultants	4/30/2010	$2,232.00	$78.20	$2,232.00	$78.20	N/A	5029	7/1/2010	$2,232.00	$78.20	$2,232.00	$78.20
Kurtzman Carson Consultants	NYTIMES (July)	$0.00	$3,680.00	$0.00	$3,680.00	N/A	wire	7/9/2010	0	3,680.00	$0.00	$3,680.00
Kurtzman Carson Consultants	5/1 - 5/31/10	$44,420.50	$13,040.83	$44,420.50	$13,040.83	N/A	5080	7/21/2010	$44,420.50	$13,040.83	$44,420.50	$13,040.83
Kurtzman Carson Consultants	6/1 - 6/30/10	$25,815.50	$2,752.13	$25,815.50	$2,752.13	N/A	5096	7/27/2010	$25,815.50	$2,752.13	$25,815.50	$2,752.13
Kurtzman Carson Consultants	7/1 - 7/31/10	$20,333.00	$5,180.49	$20,333.00	$5,180.49	N/A	5150	8/27/2010	$20,333.00	$5,180.49	$20,333.00	$5,180.49
Kurtzman Carson Consultants	8/1 - 8/31/10	$15,765.50	$4,964.56	$15,765.50	$4,964.56	N/A	5221	9/23/2010	$15,765.50	$4,964.56	$15,765.50	$4,964.56
Kurtzman Carson Consultants	9/1 - 9/31/10	$9,943.00	$2,478.30	$9,943.00	$2,478.30	N/A	5268	10/27/2010	$9,943.00	$2,478.30	$9,943.00	$2,478.30
Kurtzman Carson Consultants	10/1 - 10/31/10	$5,551.50	$1,284.34	$5,551.50	$1,284.34	N/A	5299	11/17/2010	$5,551.50	$1,284.34	$5,551.50	$1,284.34

Kurtzman Carson Consultants subtotal											$124,061.00	$33,458.85

Morris James LLP	7/1 - 7/31/10	$49,525.00	$256.57	$49,525.00	$256.57	9/20/2010	5227	9/23/2010	$39,620.00	$256.57	$39,620.00	$256.57
Morris James LLP	8/1 - 8/31/10	$34,667.00	$466.80	$34,667.00	$466.80	10/27/2010	5285	11/4/2010	$27,733.60	$466.80	$27,733.60	$466.80
Morris James LLP	9/1 - 9/31/10	$31,957.50	$650.33	$31,957.50	$650.33	11/8/2010	5302	11/17/2010	$25,566.00	$650.33	$25,566.00	$650.33
Morris James LLP	10/1 - 10/31/10	$36,967.00	$697.22			12/23/2010					$0.00	$0.00

Morris James LLP subtotal											$92,919.60	$1,373.70

Young Conaway Stargatt & Taylor LLP	4/30 - 5/31/10	$41,889.00	$0.00	$41,889.00	$0.00	7/16/2010	5083	7/21/2010	$33,511.20		$33,511.20
Young Conaway Stargatt & Taylor LLP	4/30 - 5/31/10	$0.00	$1,099.45	$0.00	$1,099.45	7/16/2010	5088	7/22/2010		$1,099.45		$1,099.45
Young Conaway Stargatt & Taylor LLP	6/1 - 6/30/10	$25,033.50	$636.75	$25,033.50	$636.75	8/9/2010	5129	8/12/2010	$20,026.80	$636.75	$20,026.80	$636.75
Young Conaway Stargatt & Taylor LLP	7/1 - 7/31/10	$19,341.00	$1,717.81	$19,341.00	$1,717.81	8/31/2010	5190	9/8/2010	$15,472.80	$1,717.81	$15,472.80	$1,717.81
Young Conaway Stargatt & Taylor LLP	4/30 - 7/31/10*					10/19/2010	5274	10/27/2010	$17,152.70	$0.00	$17,152.70	$0.00
Young Conaway Stargatt & Taylor LLP	8/1 - 8/31/10	$12,374.00	$477.75	$12,374.00	$477.75	11/3/2010	5287	11/4/2010	$9,899.20	$477.75	$9,899.20	$477.75
Young Conaway Stargatt & Taylor LLP	9/1 - 9/31/10	$19,556.50	$1,097.91	$19,556.50	$1,097.91	11/12/2010	5306	11/17/2010	$15,645.20	$1,097.91	$15,645.20	$1,097.91
Young Conaway Stargatt & Taylor LLP	10/1 - 10/31/10	$18,569.50	$420.28			12/22/2010					$0.00	$0.00

Young Conaway Stargatt & Taylor LLP subtotal											$111,707.90	$5,029.67

Total											$2,266,808.40	$136,835.14

*	Denotes Payment on remaining amounts due through quarterly filings.

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: November 1 – November 30, 2010

	November	Cumulative
	2010	Filing to Date
Gross Sales	$—	$438,100
Sales Reserves and Allowances	—	337,779

Net Revenue	$—	$775,879

Cost of Goods Sold	$—	$860,166

Salaries, Bonus & Temp Labor	44,522	3,400,658
Benefits, Payroll Taxes, Recruiting & Relocation	17,122	129,683

Subtotal: Salaries & Benefits	$61,644	$3,530,340

Stock-Based Compensation	—	408,171
Marketing & Advertising	—	4,011
Travel & Entertainment	3,161	57,035
Facilities and Equipment Related	394,173	683,435
Insurance	66,558	527,354
Distribution Expense	—	359,749
Office & General Lab Supplies	1,712	13,539
Consulting & Legal Fees	177,947	3,429,961
Patents & Licensing	—	214,613
Audit, IR & Financial Fees	7,864	(42,035)
Non-Income Taxes	3,390	31,996
Depreciation and Amortization	—	974,542
Director and SAB Fees	—	64,771

Subtotal: FTE Expenses	$716,450	$10,257,482

Marketing Costs	—	169,576
Direct Project Costs	—	53,114

Total Expenses	$716,450	$11,340,338

Income (Loss) from Operations	$(716,450)	$(10,564,458)

Interest Income	7,257	22,489
Other income (expense)	128,292	162,411

Net Income (Loss) Before Taxes	$(580,900)	$(10,379,558)

Net Income (Loss)	$(580,900)	$(10,379,558)

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: November 1 – November 30, 2010

	Current	Petition
	Month	Date
Cash & Cash Equivalents	$16,497,862	$5,257,718
Accounts Receivable, net	5,233	(490,487)
Inventory	—	2,213,158
Prepaid and Other Current Assets	1,094,744	3,397,106

Property and Equipment	—	14,341,773
Accumulated Depreciation	—	(12,460,925)

Property and Equipment, net	—	1,880,848

Deposits and Other Assets	167,705	680,580

Intangible Assets	—	11,877,529
Accum. Amort — Intangibles	—	(2,643,218)

Intangible Assets, net	—	9,234,311

Total Assets	$17,765,543	$22,173,234

Accounts Payable — post-petition	(277,976)	—
Accrued Payable to Lilly	—	—
Accrued Professional Fees	(639,000)	—

Accounts Payable and Accrued Expenses — Post-Petition	(922,195)	—

Accounts Payable — pre-petion	(909,551)	(1,214,588)
Accrued Severance	(2,432,458)	(281,258)
Accrued Payable to Lilly	—	(5,252)
Accrued Professional Fees	(30,000)	(199,917)
Accrued R&D Costs	—	(136,067)
Accrued Keflex Copay Assistance	—	(9,276)
Accrued Moxatag Copay Assistance	—	(3,705,035)
Accrued Medicaid Rebates Payable	(1,402)	(563,001)
Accrued Returns	—	(1,945,797)
Other Accrued Expenses	—	(292,773)
Wages Payable	(232,412)	(306,521)
Employee Benefits Pay-401k	—	(33,339)
Employee Benefits — Flex Spending	—	(3,899)
Other Current Liabilities	(2,261,875)	(4,810,772)

Accounts Payable and Accrued Expenses — Pre-Petition	(5,867,698)	(13,507,496)

Deferred Contract Revenue — non-current (pre-petition)	(3,500,000)	(11,625,000)
Deferred Lease Expense	—	(18,340)

Total Liabilities	$(10,289,892)	$(25,150,836)

Common Stock	(865,119)	(865,119)
Additional Paid in Capital	(322,373,995)	(312,281,358)

Retained Earnings	288,500,568	299,240,744
YTD P&L	27,262,895	16,883,336

Accumulated Deficit	315,763,463	316,124,080

Stockholders’ Equity	$(7,475,651)	$2,977,602

Liabilities & Stockholders’ Equity	$(17,765,543)	$(22,173,234)

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: November 1 – November 30, 2010

Other Post-petition liabilities
Professional bankruptcy fees estimates — equity committee counsel	$200,000
Professional legal fees	169,000
Professional bankruptcy fees estimates — corporate and local counsel	150,000
Professional bankruptcy fees estimates — creditors’ committee cousel & FA	100,000
Professional bankruptcy fees — KCC estimate	20,000

Total of Accrued Professional Fees (acct 21210)	$639,000

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: November 1 – November 30, 2010
SUMMARY OF UNPAID POSTPETITION DEBTS

		Voucher	Document	Current Trx		Document
Vendor ID	Vendor Name	Number	Date	Amount	Document Number	Type	Paid Date
ALS002	Alston & Bird LLP	038621	8/31/2010	$19,846.00	AUG 20%	Invoice
ALS002	Alston & Bird LLP	038680	9/30/2010	$20,841.60	SEP 20%	Invoice
ALS002	Alston & Bird LLP	038754	10/31/2010	$25,220.20	OCT 20%	Invoice
ALS002	Alston & Bird LLP	038755	10/31/2010	$100,880.80	OCT 80%	Invoice	12/09/10
ALS002	Alston & Bird LLP	038756	10/31/2010	$2,337.07	OCT EXP	Invoice	12/09/10
BAY002	Bayard, P.A.	038641	8/31/2010	$2,823.80	AUG 20%	Invoice
BAY002	Bayard, P.A.	038685	9/30/2010	$2,134.70	SEP 20%	Invoice
BAY002	Bayard, P.A.	038766	10/31/2010	$1,313.70	OCT 20%	Invoice
BAY002	Bayard, P.A.	038767	10/31/2010	$5,254.80	OCT 80%	Invoice
BAY002	Bayard, P.A.	038768	10/31/2010	$191.38	OCT EXP	Invoice
CSC003	Corporation Service Company	038770	9/22/2010	$3,901.50	73162446	Invoice	12/02/10
CAR012	David Carlson	038769	11/30/2010	$115.64	11302010	Invoice	12/02/10
DIC002	Dickstein Shapiro LLP	038634	8/31/2010	$5,791.00	AUG 20%	Invoice
DIC002	Dickstein Shapiro LLP	038746	9/30/2010	$8,756.40	SEP 20%	Invoice
DIC002	Dickstein Shapiro LLP	038747	9/30/2010	$35,025.60	SEP 80%	Invoice	12/02/10
DIC002	Dickstein Shapiro LLP	038748	9/30/2010	$3,606.17	SEP EXP	Invoice	12/02/10
HER004	Herman Technology Consultants-LLC	038771	11/28/2010	$1,235.00	014	Invoice	12/02/10
ICS001	Integrated Commercialization Sol.	038730	11/3/2010	$9,352.93	151-10014205	Invoice	12/02/10
MOR008	MORRIS JAMES LLP	038563	8/30/2010	$9,905.00	JULY FEES 20%	Invoice
MOR008	MORRIS JAMES LLP	038669	8/31/2010	$6,933.40	AUG FEES 20%	Invoice
MOR008	MORRIS JAMES LLP	038689	9/30/2010	$6,391.50	SEP 20%	Invoice
PUR001	Pure Compliance	038772	11/23/2010	$451.00	C08853	Invoice	12/02/10
WIL002	William Gallagher Associates	038774	11/24/2010	$3,192.00	140843	Invoice	12/02/10
YOU005	Young Conaway Stargatt & Taylor LLP	038700	8/31/2010	$2,474.80	AUG 20%	Invoice

				$277,975.99

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: November 1 – November 30, 2010
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$18,249	$—	$—	$—	$—	$18,249
Wages Payable (401k contributions)	—	—	—	—	—	—
Taxes Payable (payroll-related taxes)	—	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees*	—	135,198	76,755	47,774		259,727
Amounts Due to Insiders**	—	—	—	—	—	—
Other:	—	—	—	—	—	—
Other:	—	—	—	—	—	—

Total Postpetition Debts	$18,249	$135,198	$76,755	$47,774	$—	$277,976

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	Professional fees are awaiting court approval or include remaining 20% of fees.

**	“Insider” is defined in 11 U.S.C. Section 101(31).

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: November 1 – November 30, 2010
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$5,232.87
+ Amounts billed during the period	—
- Amounts collected during the period	—
- Other adjustments during period	—
Total Accounts Receivable at the end of the reporting period	5,232.87

Accounts Receivable Aging	Amount
0 - 30 days old	—
31 - 60 days old	—
61 - 90 days old	—
91+ days old	5,232.70
Total Accounts Receivable	5,232.70
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)	$5,232.70
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X
Debtor sold certain assets pursuant to the Order Establishing Procedures for the Sale and/or abandonment of Certain Miscellaneous Property [Docket No. 263] dated September 7, 2010 (the “Order”). See the page titled “Sale of Assets “ for a listing of the miscellaneous property sold during the current period pursuant to the Order

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: November 1 – November 30, 2010
SALE OF ASSETS

Date of		Relationship				Purchase
Purchase	Purchaser	to Debtor	Equipment	Model #	Serial #	Amount
11/1/2010	Jay Chenault	None	InFocus IN1100 Projector	IN1100		$400.00
11/1/2010	Jay Chenault	None	HP 4200 Printer	4200		75.00
11/1/2010	Jay Chenault	None	Onkyo Stereo Receiver			75.00
11/1/2010	Jay Chenault	None	Sanyo Projector	PLC-XU88		150.00
11/1/2010	Jay Chenault	None	2 Reception Chairs			50.00
11/3/2010	Samantha Zirdock	None	Infocus 1100 Projector			385.71
11/3/2010	Thom Gray	None	Samsung 19" Monitor	SyncMaster 920WM		65.00
11/4/2010	Scott Conklin	None	Lenovo X200 Laptop	X200	R90AYDW	375.00
11/4/2010	Scott Conklin	None	Lenovo X200 Laptop	X200	L3ACD7K	375.00
11/4/2010	Scott Conklin	None	Lenovo X200 Laptop	X200	L3ACD7T	375.00
11/4/2010	Scott Conklin	None	Lenovo X200 Laptop	X200	L3ACD7B	375.00
11/4/2010	Scott Conklin	None	Fujitsu Laptop			150.00
11/4/2010	Scott Conklin	None	Toshiba Laptop			200.00
11/8/2010	Jay Chenault	None	2 conference tables			300.00
11/8/2010	Jay Chenault	None	15 tan arm conference chairs			250.00
11/8/2010	Jay Chenault	None	4 tan reception chairs			100.00
11/8/2010	Jay Chenault	None	2 hp laser printers and toner			75.00
11/8/2010	Jay Chenault	None	1 laptop			375.00
11/8/2010	Pam McCune	None	8 Wood Bookshelves			480.00
11/8/2010	Pam McCune	None	2 Metal Shelves			100.00
11/8/2010	Pam McCune	None	1 2 Drawer filing cabinet			60.00
11/8/2010	Pam McCune	None	1 Chair			25.00
11/9/2010	Ramesh Akula	None	Lenovo X61 Laptop	x61		300.00
11/9/2010	Ramesh Akula	None	10 Desktops			200.00
11/9/2010	Ramesh Akula	None	Dvd Player			40.00
11/9/2010	Ramesh Akula	None	5 Keyboards			25.00
11/9/2010	Ramesh Akula	None	5 Mice			25.00
11/9/2010	Ramesh Akula	None	HP Printer 3030	3030		50.00
11/9/2010	Ramesh Akula	None	3 Blackberry’s			50.00
11/9/2010	Ramesh Akula	None	1 Hard Drive			30.00
11/9/2010	Ramesh Akula	None	2 Infocus 1100 Projectors	1100		700.00
11/9/2010	Ramesh Akula	None	Infocus Projector			80.00
11/9/2010	Ramesh Akula	None	Toshiba Laptop			100.00
11/9/2010	Ramesh Akula	None	6 Desktops			120.00
11/12/2010	Bob Gonzales	None	2 Infocus 1100 Projectors	1100		700.00
11/14/2010	Eric Maguire	None	15 - 5 Drawer File Cabinets			1,500.00
11/14/2010	Eric Maguire	None	Kitchen Tables & Chairs			400.00

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: November 1 – November 30, 2010

Date of		Relationship				Purchase
Purchase	Purchaser	to Debtor	Equipment	Model #	Serial #	Amount
11/14/2010	Eric Maguire	None	6 Office Desks			450.00
11/14/2010	Eric Maguire	None	3 Book shelves			75.00
11/14/2010	Eric Maguire	None	30 Office Chairs			500.00
11/14/2010	Eric Maguire	None	4 Desk credenzas			175.00
11/14/2010	Eric Maguire	None	2 Desktops			25.00
11/14/2010	Eric Maguire	None	2 Printers			75.00
11/14/2010	Rocky Cherry	None	10 - 5 Drawer Lateral File Cabinets			1,000.00
11/14/2010	Rocky Cherry	None	3 - 2 Drawer Lateral File Cabinets			150.00
11/14/2010	Rocky Cherry	None	1 Leather Chair			50.00
11/14/2010	Rocky Cherry	None	1 Small Conference Table			300.00
11/15/2010	Mike Kaiser	None	Infocus 1100 Projector			350.00
11/15/2010	Sergiu Botez	None	Samsung 19" Monitor			89.15
11/16/2010	Adam Rhodes	None	Infocus 1100 Projector			370.85
11/17/2010	Par Pharmaceuticals	None	MGII Encapsulator	MGII		113,535.60
11/21/2010	Daniel Pohorily	None	Avaya Phone System & Phones			1,500.00
11/28/2010	David Noteware	None	Infocus 1100 Projector			385.71
11/30/2010	Scott Abraham	None	4 JBL Speakers			125.00

					Total:	$128,292.02